Subsequent Events	12 Months Ended
Dec. 31, 2017
Subsequent Events [Abstract]
Subsequent Events
Subsequent events

During February 2018, the Venezuelan government announced the unification of the formerly exchange rate systems, DIPRO and DICOM II, into a sole foreign exchange mechanism called DICOM. The unified system operates through an auction mechanism similar to the formerly DICOM II. The first auction was published on February 5, 2018, with and exchange rate of 25,000 VEF per US dollar. As a result of the announcement, the Company will reassess the exchange rate used for remeasurement purposes as of March 31, 2018, based on any new available information. As of December 31, 2017, the Company’s local currency denominated net monetary position was $(9.7) (including $13.0 of cash and cash equivalents). In addition, Venezuela’s non-monetary assets were $75.2 (including approximately $33.5 of fixed assets and advances to suppliers).

On March 20, 2018, the Company approved a dividend distribution to all Class A and Class B shareholders of $0.10 per share, to be paid in two equal installments of $0.05 per share on April 5, 2018 and October 5, 2018.